Retirement Plan (FY)	12 Months Ended
Dec. 31, 2020
Retirement Plan [Abstract]
Retirement Plan
15. Retirement Plan
The Company sponsors various defined contribution retirement plans for its eligible U.S. and non-U.S. employees. Total contributions to these plans were $0.15 million and $0.31 million for the years ended December 31, 2019 and 2020, respectively. For employees in the United States, the Company matches pretax employee contributions up to a maximum of $19,500 per participant per year.